UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2020

MILLBURN MULTI-MARKETS FUND L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-54028	26-4038497
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

c/o Millburn Ridgefield Corporation

55 West 46th Street, 31st Floor

New York, New York 10036

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 332-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As an investment limited partnership, Millburn Multi-Markets Fund L.P. (the “Partnership”) has no officers or directors. Rather, the Partnership’s affairs are managed by Millburn Ridgefield Corporation, the general partner of the Partnership (“General Partner”).

(b)        As of March 17, 2020, Mr. George Crapple, acting as a Principal and Co-Chairman of the General Partner for purposes of the management of the Partnership, stepped down from those positions.

As of February 1, 2020, Mr. Gregg Buckbinder, acting as Chief Financial Officer of the General Partner for purposes of management of the Partnership, stepped down from that position. Mr. Buckbinder remains President and Chief Operating Officer of the General Partner.

(c)        As of February 1, 2020, Ms. Ilon Wu was appointed as Chief Financial Officer and, as of March 9, 2020, a Principal of the General Partner for purposes of the management of the Partnership.

Ilon Wu, born in 1976, is a Vice President and Chief Financial Officer of Millburn.  Her areas of responsibility include overseeing the accounting and finance for Millburn Ridgefield Corporation and accounting and administration of many of the investment vehicles managed by Millburn.  Ms. Wu has served as Chief Financial Officer of Millburn since January 2020, before which she served as Controller of The Millburn Corporation (since January 2011), a position she held prior to the merger of The Millburn Corporation into Millburn on December 31, 2018, and then in the same capacity at Millburn. Ms. Wu previously held the positions of Assistant Controller (August 2005 until December 2010) and Senior Financial Accountant (June 2000 until August 2006) with The Millburn Corporation.  She graduated from Baruch College, The City University of New York in May 1998 with a B.B.A. in Accounting. Prior to joining Millburn and its affiliates in June 2000, she was employed with the accounting firm Grant Thornton LLP, as a staff accountant from October 1998 to June 2000. She is currently awaiting the approval of her Certified Public Accountant license application from the State of New York. Ms. Wu became listed as principal of Millburn effective March 2020. Ms. Wu’s affiliation with The Millburn Corporation ceased on December 31, 2018 upon its merger into Millburn.

(d)       As of March 20, 2020, Mr. Harvey Beker is the sole Chairman of the General Partner for purposes of management of the Partnership.

As of March 20, 2020, Mr. Barry Goodman was appointed as a Director of the General Partner for purposes of management of the Partnership.

Barry Goodman, age 62. Mr. Goodman is a Director, Co-Chief Executive Officer and Executive Director of Trading of the General Partner, and serves as a member of the General Partner’s Investment Committee. Mr. Goodman plays an integral role in business and product development, and in the strategic direction of the firm as a whole. Mr. Goodman joined the General Partner (including its former affiliate The Millburn Corporation) and Millburn Partners in November 1982 as Assistant Director of Trading and most recently thereafter served as Executive Vice President of the General Partner and The Millburn Corporation until November 1, 2015. Mr. Goodman has since served as Co-Chief Executive Officer and Executive Director of Trading of both entities with his affiliation with The Millburn Corporation ceasing on December 31, 2018 upon the merger of The Millburn Corporation into the General Partner. His responsibilities include overseeing the firm’s trading operations and managing its trading relationships, as well as the design and implementation of trading systems. From September 1980 through October 1982, he was a commodity trader at the brokerage firm of E.F. Hutton & Co., Inc. (“E.F. Hutton”). At E.F. Hutton, he also designed and maintained various technical indicators and coordinated research projects pertaining to the futures markets. Mr. Goodman graduated magna cum laude from Harpur College of the State University of New York in 1979 with a B.A. in economics. Mr. Goodman has also served as President and a Director of each entity in Millburn International Group since inception. Mr. Goodman became listed as a Principal and registered as an Associated Person and a Swap Associated Person of the General Partner effective December 19, 1991, May 23, 1989 and January 14, 2013, respectively. He became a partner in ShareInVest in January 1994. Mr. Goodman was a listed Principal of ShareInVest, effective May 19, 1999 until February 25, 2007.

Item 8.01	Other Events

In reliance on the March 4, 2020 Securities and Exchange Commission Order Under Section 36 Of The Securities Exchange Act Of 1934 Granting Exemptions From Specified Provisions Of The Exchange Act And Certain Rules Thereunder, the registrant will delay the filing of the Partnership’s Annual Report on Form 10-K, originally due Monday, March 30, 2020.

The primary reasons the Partnership will not be able to file its Annual Report on Form 10-K by March 30, 2020 are the combination of extreme market volatility, necessitating an unprecedented amount of attention of the General Partner’s accounting staff to trade reconciliation and settlement related matters, and the simultaneous strain on the rest of the General Partner’s personnel as a result of government agency-suggested/mandated isolations and a resulting remote/work-from-home environment, the combination of which has reduced the efficiency of the General Partner as well as of third party service providers and the accessibility of  timely information for the Partnership.

The Partnership anticipates filing its Annual Report on Form 10-K by no later than April 25, 2020.

The spread of Coronavirus related illness, such as COVID-19, within the offices of the General Partner or among its key employees, notwithstanding work-from-home arrangements, could severely impair the operational capabilities of the General Partner resulting in harm to the Partnership’s business and its operating results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 23, 2020

MILLBURN MULTI-MARKETS FUND L.P.

By: Millburn Ridgefield Corporation, General Partner

By:	/s/ Gregg Buckbinder
Name: Gregg Buckbinder Title:President and Chief Operating Officer